                                                                    Exhibit 4.1




   TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                          WHEN READY FOR DELIVERY


 COMMON STOCK                                                    COMMON STOCK
PAR VALUE $.01                                                  PAR VALUE $.01
 [GRAPHIC]                   [ACCPAC LOGO]                        [GRAPHIC]


                        ACCPAC INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS


                                                              CUSIP 004354 10 6


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THIS CERTIFIES that







is the owner of
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        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

------------------------ACCPAC INTERNATIONAL, INC.-----------------------------

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated

                          CERTIFICATE OF STOCK


                ChaseMellon Shareholder Services, L.L.C.
                                                          Transfer Agent
                                                          and Registrant


                                                       Authorized Signature




/s/ Donnat Lettman                         /s/ Frederick S. Wysocki
---------------------------      [SEAL]    ---------------------------

TREASURER                                  CHIEF EXECUTIVE OFFICER AND PRESIDENT

                           ACCPAC INTERNATIONAL, INC.

    The Corporation will furnish, without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM - as tenants in common          UNIF GIFT MIN ACT -     Custodian
                                                             ------------------
 TEN ENT - as tenants by the entireties                      (Cust)     (Minor)
                                                  under Uniform Gifts to Minors
 JT TEN  - as joint tenants with right            Act
           of survivorship and not as                 -------------------------
           tenants in common                                   (State)


    Additional abbreviations may also be used though not on the above list.


    For value received, ____________________________ hereby sell, assign and transfer unto
(Please insert social security or other
  identifying number of assignee)
                                 ----------------------------------------------

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Please print or typewrite name and address including postal zip code of assignee

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------------------------------------------------------------------------ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                   --------------------------------------------

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated
      -----------------------


                                   --------------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.